SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2000

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

            Bermuda                     000-23481              Not Applicable
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

          16 Church Street                               Not Applicable
        Hamilton HM11, Bermuda                             (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.        OTHER EVENTS.

     ESG Re Limited reported a fourth quarter, 1999 consolidated net loss of $26.3 million, or $2.04 per share in disclosing the company's financial results for the three months ended December 31, 1999. The company has also reported (i) the repurchase of 2,464,600 common shares, or 18% of the original shares outstanding, and (ii) a dividend of $0.08 per common share.

     Additionally, Standard & Poor's lowered its long-term counterparty credit and insurer financial strength ratings on the company to double-'B'- plus from triple -'B'.

ITEM 7.        EXHIBITS.

Exhibit 99     News Release dated March 7, 2000 is attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2000

                                                 ESG RE LIMITED


                                                 By: /s/ Joan H. Dillard
                                                 -------------------------------
                                                         Joan H. Dillard
                                                         Chief Financial Officer

--------------------------------------------------------------------------------


                                                                             ESG
                                                                     INTELLIGENT
                                                                     REINSURANCE

FOR IMMEDIATE RELEASE
                                      Contacts:    ESG Re Limited
                                                   Joan Dillard
                                                   Chief Financial Officer
                                                   353 1-675-0265 (Dublin)
                                                   e--mail: joan.dillard@esre.ie

        ESG RE LIMITED COMPLETES STRATEGIC REPOSITIONING AND REPORTS 1999
                             FOURTH QUARTER RESULTS

--------------------------------------------------------------------------------

HAMILTON, BERMUDA, March 7,2000 - ESG Re Limited (NASDAQ: ESREF) today reported results for the fourth quarter.

For the fourth quarter of 1999, ESG Re Limited reported a consolidated net loss of $26.3 million, or $2.04 per share.

A reinsurance underwriting loss of $16.6 million was incurred in the quarter primarily as a result of the deterioration of several North American medical accounts written through ESG's London office plus reserve strengthening for potential developments in this market.

Commenting on the developments, John C. Head III, Chairman and Chief Executive Officer of ESG Re Limited, said, "Since the third quarter of last year ESG has made significant accomplishments by refocusing its business and restructuring the management team. We are on plan to execute the transformation of ESG's Health Care division into an investment. We have added considerable strength to our team with the addition of Alasdair Davis, Chief Underwriting Officer and Tony Jeffery, Chief Actuary. We have completed the staffing of our Shared Services Center in Dublin and it is now fully operational."

Looking forward, Head added, "Our key markets of Latin America, Asia and Europe continue to perform well and represent our best opportunity to capture the widest profit margins. We have trimmed excess capital through our stock repurchase program to set the stage for enhanced shareholder returns. We have a strong management team and the systems and infrastructure to support a global business. Reserves for London medical programs have been strengthened to recognize weaknesses in our most competitive market."

Results

For the three months ended December 31, 1999, the Company's net loss of $26.3 million compares to net income of $4.0 million for the fourth quarter of 1998. For the twelve months ended December 31, 1999, the Company had a net loss of $42.0 million, compared to net income of $14.5 million for the same period in 1998. Net loss per share for the three months ended December 31, 1999 was $2.04 compared to net income per share of $0.29 for the fourth quarter of 1998. Net loss per share for the twelve months ended December 31, 1999 was $3.17 compared to net income per share of $1.03 for the twelve months ended December 31, 1998, on a diluted basis. Net operating loss for the fourth quarter 1999, which excludes realized investment gains and losses and loss on equity investments, was $1.96 per share.

For the three months ended December 31, 1999, the Company underwrote a book of $81.7 million of gross premiums, of which it assumed $69.9 million for its own account. For the three months ended December 31, 1998, ESG underwrote $46.8 million of gross premiums for itself and co-reinsurers, of which it assumed $38.0 million for its own account.

For the twelve months ended December 31, 1999, gross premiums increased by 55% compared to the year ended December 31, 1998. The Company underwrote a book of $348.3 million of gross premiums, of which it assumed $313.6 million for its own account. For the year ended December 31, 1998, ESG underwrote $224.2 million of gross premiums for itself and co-reinsurers, of which it assumed $195.6 million for its own account.

Total revenues for the three months ended December 31, 1999 were $59.0 million, compared to $35.7 million for the three months ended December 31, 1998. Total revenues for the twelve months ended December 31, 1999 were $263.5 million, compared to $115.8 million for the prior year.

Total expenses for the three months ended December 31, 1999 were $84.9 million, compared to $31.3 million for the three months ended December 31, 1998. Total administrative expenses of $12.0 million include $7.2 million of reinsurance operating expenses, $3.2 million of health care operating expenses and $1.6 million of holding company expenses. For the three months ended December 31, 1998, total administrative expenses of $3.2 million include $3.1 million of reinsurance operating expenses and $0.1 million of holding company expenses.

Total expenses for the twelve months ended December 31, 1999 were $304.7 million, compared to $100.0 million for the twelve months ended December 31, 1998. Total administrative expenses of $38.4 million include $23.7 million of reinsurance operating expenses, $11.9 million of health care operating expenses and $2.8 million of holding company expenses. For the twelve months ended December 31, 1998, total administrative expenses of $12.0 million include $10.7 million of reinsurance operating expenses and $1.3 million of holding company expenses.

At December 31, 1999, total assets were $612.2 million and shareholders' equity was $177.0 million, or $15.26 per common share. At December 31, 1998, shareholders' equity per common share was $17.58.

Reinsurance Operating Results

The loss and acquisition expense ratios for the three months ended December 31, 1998 and 1999, were 89.6% and 129.5%, respectively. For the twelve months ended December 31, 1998 and 1999, the loss and acquisition expense ratios were 89.1% and 106.7%, respectively.

The combined ratio for the three months ended December 31, 1999 was 142.3%, compared to 98.0% for the three months ended December 31, 1998. The operating expense ratio for the fourth quarter 1999 was 12.8%, compared to 8.4% for the fourth quarter 1998.

The combined ratio for the twelve months ended December 31, 1999 was 116.2% compared to 98.0% for the twelve months ended December 31, 1998. The operating expense ratio for the year ended December 31, 1999 was 9.5%, compared to 8.9% for 1998.

Share Repurchase Program

The Company has repurchased a total of 2,464,600 common shares, or 18% of the original shares outstanding.

Dividend Declaration

Separately, the Board of Directors has declared a dividend of $0.08 per common share payable on March 30, 2000, to shareholders of record on March 15, 2000.

ESG Re Limited provides medical, personal accident, credit life and disability and special risks reinsurance to insurers and selected reinsurers on a world-wide basis. The Company distinguishes itself by offering "intelligent reinsurance" products and services that help its ceding clients to better manage their risks. These include solutions to particular underwriting problems, actuarial support, product design, and, in the field of medical expense reinsurance, loss prevention and disease management.

Uncertainties related to forward looking statements: Certain statements in this Press Release constitute "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: The Company's lack of history as a reinsurer and its increased scope of business: the company's dependence on key clients; the volatility and unpredictability of the risks the company insures; the cyclical nature of the reinsurance market; competition and the company's evaluation by insurance rating agencies; changes in tax laws and regulations; foreign currency fluctuation; and the adequacy of loss reserves. A further discussion of factors that could affect the Company's results is included in reports filed by the Company with the Securities and Exchange Commission and in the Company's Prospectus dated December 12, 1997.

                                 ESG RE LIMITED
                      Condensed Consolidate Balance Sheets
           (U.S. dollars in thousands except share and per share data)

                                                                                       Unaudited
                                                                                   December 31, 1999  December 31, 1998
                                                                                   -----------------  -----------------
ASSETS
Investments                                                                            $ 181,155           $ 212,387
Cash and cash equivalents                                                                 28,468              16,942
Other Investments                                                                         12,116               5,917
                                                                                       ---------           ---------
Total investments and cash                                                               221,739             235,246

Accrued investment income                                                                  3,367               3,629
Management fees receivable                                                                 2,003               3,164
Reinsurance balances receivables                                                         276,112             168,274
Reinsurance recoverable on incurred losses                                                11,462               2,761
Funds retained by ceding companies                                                        15,541               3,592
Prepaid reinsurance premiums                                                              14,778               2,276
Deferred acquisition costs                                                                57,807              37,625
Receivable for securities sold                                                              --                  --
Deferred tax asset                                                                          --                   843
Other Assets                                                                               6,071               2,222
Cash and cash equivalents held in a fiduciary capacity                                     3,364               6,741
                                                                                       ---------           ---------
TOTAL ASSETS                                                                           $ 612,244           $ 466,373
                                                                                       =========           =========
LIABILITIES
Unpaid losses and loss expenses                                                        $ 136,935           $  44,379
Unearned premiums                                                                        186,797             111,884
Acquisition costs payable                                                                 73,755              45,487
Reinsurance balances payable                                                              26,025               7,114
Payable for securities purchased                                                             241                --
Accrued  expenses,  accounts  payable, and other liabilities ($125 and
$204 dueto related parties)                                                                8,122               5,927
Fiduciary liabilities                                                                      3,364               6,741
                                                                                       ---------           ---------
Total liabilities                                                                        435,239             221,532
                                                                                       ---------           ---------
SHAREHOLDERS' EQUITY
Common shares, par value $1 per share; 100,000,000 shares authorized; 11,598,799 shares issued and outstanding for 1999 and 13,923,799
shares issued and outstanding for 1998                                                    11,599              13,924
Additional paid-in capital                                                               212,487             226,216
Accumulated other comprehensive income:
Foreign currency translation adjustment, net of tax                                       (1,702)               (574)
Unrealized  gains/(losses) on securities, net of reclassification
adjustments and tax                                                                       (3,612)                634
                                                                                       ---------           ---------
Accumulated other comprehensive income                                                    (5,314)                 60
                                                                                       ---------           ---------
Retained earnings                                                                        (41,767)              4,641
                                                                                       ---------           ---------
Total shareholders' equity                                                               177,005             244,841
                                                                                       ---------           ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                             $ 612,244           $ 466,373
                                                                                       =========           =========
Book Value per share                                                                   $   15.26           $   17.58
                                                                                       =========           =========

                                 ESG RE LIMITED
                  Condensed Consolidate Statement of Operations
           (U.S. dollars in thousands except share and per share data)
                                   (Unaudited)

                                                                 Three Months Ended                       Twelve Months Ended
                                                           December 31,        December 31         December 31,         December 31,
                                                               1999                1998                1999                1998
                                                           ------------        ------------        ------------        ------------
REVENUES
Net premiums written                                       $     69,850        $     37,981        $    313,638        $    195,578
Change in unearned premiums                                     (13,568)             (6,583)            (64,085)            (96,737)
                                                           ------------        ------------        ------------        ------------

Net premiums earned                                              56,282              31,398             249,553              98,841
Management fee revenue                                              751                 514               2,532               1,894
Net investment income                                             3,041               3,340              13,575              12,930
Loss on equity investments                                         (205)               --                  (205)               --
Net realized investment (loss)/gain                                (838)                451              (1,974)              2,162
                                                           ------------        ------------        ------------        ------------
                                                                 59,031              35,703             263,481             115,827
                                                           ------------        ------------        ------------        ------------

EXPENSES
Losses and loss expenses                                         59,345              18,442             200,016              61,364
Acquisition costs                                                13,552               9,686              66,230              26,714
Administrative expenses                                          12,011               3,195              38,414              11,965
                                                           ------------        ------------        ------------        ------------
                                                                 84,908              31,323             304,660             100,043
                                                           ------------        ------------        ------------        ------------

NET (LOSS)/INCOME BEFORE TAXES                                  (25,877)              4,380             (41,179)             15,784
Income tax expense                                                  422                 350                 815               1,262
                                                           ------------        ------------        ------------        ------------

NET (LOSS)/INCOME                                          $    (26,299)       $      4,030        $    (41,994)       $     14,522
                                                           ------------        ------------        ------------        ------------

PER SHARE DATA
Basic net (loss)/income per share                          $      (2.04)       $       0.29        $      (3.17)       $       1.04
                                                           ------------        ------------        ------------        ------------
Diluted net (loss)/income per share                        $      (2.04)       $       0.29        $      (3.17)       $       1.03
                                                           ------------        ------------        ------------        ------------

Weighted average shares outstanding
Basic                                                        12,907,175          13,923,799          13,260,214          13,923,799
Diluted                                                      12,907,175          13,923,799          13,260,214          14,076,443
                                                           ------------        ------------        ------------        ------------
Dividends declared per share                               $       0.08        $      0.075        $       0.32        $       0.30
                                                           ------------        ------------        ------------        ------------

                                 ESG RE LIMITED
                             Statement of Operations
              (U.S. dollars in thousands except for per share data)
                                   (Unaudited)

                                                                      Three Months Ended                   Twelve Months Ended
                                                                December 31,      December 31,        December 31,      December 31,
REINSURANCE DIVISION                                                1999              1998               1999                1998
---------------------                                           ------------      ------------        ------------      ------------
Gross Managed Premium                                            $  18,737          $  46,800          $ 348,265          $ 224,200
Co-Reinsurance                                                       2,971             (7,789)           (14,837)           (24,328)
                                                                 ---------          ---------          ---------          ---------
Gross Premium Written                                               84,708             39,011            333,428            199,872
Retroceded                                                         (14,858)            (1,030)           (19,790)            (4,294)
                                                                 ---------          ---------          ---------          ---------
Net Premium Written                                                 69,850             37,981            313,638            195,578

Net Premium Earned Less:                                            56,282             31,398            249,553             98,841
Losses & Loss Adjustment Expenses                                  (59,345)           (18,422)          (200,016)           (61,364)
Acquisition Costs                                                  (13,552)            (9,686)           (66,230)           (26,714)
                                                                 ---------          ---------          ---------          ---------
Total Underwriting Expenses                                        (72,897)           (28,128)          (266,246)           (88,078)
                                                                 ---------          ---------          ---------          ---------

(Loss)/Profit from Underwriting                                    (16,615)             3,270             16,693             10,763

Operating Expenses                                                  (7,189)            (3,125)           (23,664)           (10,665)
Net Investment Income                                                3,041              3,340             13,524             12,930
Loss on equity investments                                            (205)                --               (205)                --
Net realized investment gains/(losses)                                (838)               451             (1,974)             2,162
Management Fee Revenue                                                 751                514              2,283              1,894
                                                                 ---------          ---------          ---------          ---------
Net (Loss)/Income before Taxes                                   $ (21,055)         $   4,450          $ (26,729)         $ (17,084)
                                                                 =========          =========          =========          =========


                                                                      Three Months Ended                   Twelve Months Ended
HEALTH CARE DIVISION                                            December 31,      December 31,        December 31,      December 31,
                                                                   1999              1998               1999                1998
                                                                ------------      ------------        ------------      ------------
Management Fee Income                                            $      --          $      --          $     249          $      --
Investment Income                                                       --                 --                 51                 --
                                                                 ---------          ---------          ---------          ---------
Total Income                                                            --                 --                300                 --
                                                                 ---------          ---------          ---------          ---------
Less:
Personnel Expense                                                     (585)                --             (1,163)                --
Professional Services Fees                                          (1,660)                --             (2,456)                --
Heart Monitoring Technology services                                  (263)                --             (1,558)                --
Expenses Associate with COMED                                         (547)                --             (5,997)
Other Expenses                                                        (123)                --               (750)
                                                                 ---------          ---------          ---------          ---------
Total Expenses                                                      (3,178)                --            (11,924)                --
                                                                 ---------          ---------          ---------          ---------
Net (Loss) before Taxes                                          $  (3,178)         $      --          $ (11,624)                $-
                                                                 =========          =========          =========          =========

HOLDING COMPANY                                                  $  (1,644)         $     (70)         $  (2,826)         ($  1,300)
                                                                 =========          =========          =========          =========
TOTAL
Net (Loss)/Income before Taxes                                   $ (25,877)         $   4,380          $ (41,179)         $  15,784
                                                                 =========          =========          =========          =========

                                 ESG RE LIMITED

Product Mix (Gross Written Premium)

The distribution of gross premiums written by line of business for the three months and twelve months ended December 31, 1999 and for the year ended December 31, 1998 was as follows:

                                        Three months ended          Year ended              Year ended
                                         December 31, 1999       December 31, 1999       December 31, 1998
                                        ------------------       -----------------       -----------------
Medical                                        79.3%                   76.2%                    59.6%
Personal Accident                              12.3%                   19.9%                    26.1%
Credit                                          6.7%                    0.3%                     6.2%
Life                                            1.0%                    1.8%                     5.5%
Special Risk                                    0.5%                    0.8%                     2.6%
Other                                           0.2%                    1.0%                      --%
                                             ------                  ------                   ------
Total                                         100.%                   100.0%                   100.0%




Geographic Mix (Gross Written Premium)

The distribution of gross written premiums for the three months and twelve months ended December, 1999, and for the year ended December 31, 1998, is as follows:


                                        Three months ended          Year ended              Year ended
                                         December 31, 1999       December 31, 1999       December 31, 1998
                                        ------------------       -----------------       -----------------
Western Europe                                  3.2%                   21.2%                    30.9%
North America                                  83.8%                   63.5%                    46.2%
Latin America                                  13.7%                    9.8%                    14.9%
Other                                          (0.7)%                   5.5%                     8.0%
                                             ------                  ------                   ------
Total                                         100.%                   100.0%                   100.0%


Fixed Maturity Investment Portfolio at December 31, 1999

                                                                      Fair          Duration       Market         Average
U.S. dollars in thousands                                            Value          (Years)        Yield       Credit Rating
-------------------------                                           --------        --------       ------      -------------
Corporate securities                                                $102,355           3.0          7.2%            A+
U.S. treasury securities and obligations of U.S. government
  corporations and agencies                                           21,329           2.7          6.2%           AAA
Mortgage & Asset backed securities                                    23,486           1.0          7.8%           AAA
Obligations of states and political subdivisions                      16,281           2.3          7.1%           AA+
Foreign currency debt securities                                      13,719           3.7          4.7%           AAA
                                                                    --------        -------      -------         ------
Total                                                               $177,170           2.7          7.0%            AA
                                                                    --------        -------      -------         ------

                                 ESG RE LIMITED

Operating Ratios (Net Earned Premium)


Three months ended                         Personal     Special
December 31, 1999                          Medical      Accident       Risk        Credit       Life        Other        Total
------------------                        ---------     --------       ----        ------       ----        -----        -----
Loss ratio                                  112.4%        97.4%        71.8%        73.6%      109.0%      (118.7)%      105.4%
Acquisition expense ratio                    26.9%        18.0%        39.3%        17.3%       21.0%         0.6%        24.1%
                                            -----        -----        -----        -----       ------       -----        -----
Loss and acquisition expense
   Ratio                                    139.3%       115.4%       111.1%        90.9%      130.0%      (118.1)%      129.5%
                                            -----        -----        -----        -----       ------       -----        -----
Operating expense ratio                                                                                                   12.8%
                                                                                                                         -----
Combined ratio                                                                                                           142.3%
                                                                                                                         =====


Three months ended                         Personal     Special
December 31, 1998                           Medical      Accident       Risk        Credit       Life        Other        Total
------------------                        ---------     --------       ----        ------       ----        -----        -----
Loss ratio                                   60.2%        53.0%        79.4%        67.0%       70.3%          --%        58.7%
Acquisition expense ratio                    35.4%        28.9%        29.7%        19.9%       10.4%          --%        30.9%
                                            -----        -----        -----        -----       ------       -----        -----
Loss and acquisition expense
   Ratio                                     95.6%        81.9%       109.1%        86.9%       80.7%          --%        89.6%
                                            -----        -----        -----        -----       ------       -----        -----
Operating expense ratio                                                                                                    8.4%
                                                                                                                         -----
Combined ratio                                                                                                            98.0
                                                                                                                         =====%

Three months ended                         Personal     Special
December 31, 1999                          Medical      Accident       Risk        Credit       Life        Other        Total
------------------                        ---------     --------       ----        ------       ----        -----        -----
Loss ratio                                   82.2%        77.7%        29.7%        61.6%       83.6%        37.0%        80.2%
Acquisition expense ratio                    28.1%        21.9%        38.6%        20.2%       15.8%        28.9%        26.5%
                                            -----        -----        -----        -----       ------       -----        -----
Loss and acquisition expense
   Ratio                                    110.3%        99.6%        68.3%        81.8%       99.4%        65.9%       106.7%
                                            -----        -----        -----        -----       ------       -----        -----
Operating expense ratio                                                                                                    9.5%
                                                                                                                         -----

Combined ratio                                                                                                           116.2%
                                                                                                                         =====
Three months ended                         Personal     Special
December 31, 1998                          Medical      Accident       Risk        Credit       Life        Other        Total
------------------                        ---------     --------       ----        ------       ----        -----        -----
Loss ratio                                   60.3%        63.0%        33.4%        71.0%       75.7%          --%        62.1%
Acquisition expense ratio                    34.8%        22.2%        35.2%        17.2%       11.6%          --%        27.0%
                                            -----        -----        -----        -----       ------       -----        -----
Loss and acquisition expense
   Ratio                                     95.1%        85.2%        68.6%        88.2%       87.3%          --%        89.1%
                                            -----        -----        -----        -----       ------       -----        -----
Operating expense ratio                                                                                                    8.9%
                                                                                                                         -----
Combined ratio                                                                                                            98.0%
                                                                                                                         =====